                                                                    Exhibit 32.2

            CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the  Quarterly  Report on Form 10-QSB of Sunshine  PCS
Corporation  (the  "Company") for the three months ended June 30, 2006, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
Robert  E.  Dolan,  as  Principal  Accounting  Officer  of the  Company,  hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                             /s/    Robert E. Dolan
                                             -----------------------------------
                                             Name: Robert E. Dolan
                                             Title: Principal Accounting Officer
Date: August 14, 2006